Capital Structure	12 Months Ended
Dec. 31, 2014
Capital Structure
Capital Structure

16. Capital Structure

Initial public offering

        In March 2012, upon the completion of the Company's initial public offering, all Series A Preferred Shares and Series B Preferred Shares issued in 2011 were automatically converted into 20,212,500 and 12,682,206 ordinary shares respectively. In addition, as part of the initial public offering, the Company issued 22,009,200 ordinary shares. The gross proceeds received were US$66,022,797 and the related issuance costs were US$3,332,962.

Follow-on offering

        In March 2013, the Group completed its follow-on public offering. The Company issued 8,000,000 ordinary shares. The gross proceeds received were US$91,920,000 and the related issuance costs were US$1,571,688.

Issuance of convertible senior notes

        On March 17, 2014, the Company completed a public offering of 1,140,000 ADSs by certain of the Company's selling shareholders, representing 2,280,000 ordinary shares, at a public offering price of US$143.74 per ADS, and US$550,000,000 aggregate principal amount of the Company's 1.50% convertible senior notes due 2019. Concurrently, the underwriters exercised in full the option to purchase an aggregate of 171,000 additional ADSs from certain selling shareholders at the public offering price of the offering and up to an additional US$82,500,000 aggregate principal amount of the Company's 1.50% convertible senior notes due 2019.

Dual-class share structure

        On September 15, 2014, the Company's shareholders voted in favor of a proposal to adopt a dual-class share structure, pursuant to which the Company's authorized share capital was reclassified and re-designated into Class A ordinary shares and Class B ordinary shares, with each Class A ordinary share being entitled to one vote and each Class B ordinary share being entitled to ten votes on all matters that are subject to shareholder vote. Both Class A ordinary shares and Class B ordinary shares are entitled to the same dividend right. The holders of the Group's ordinary shares are entitled to such dividends as may be declared by the board of directors subject to the Companies Law. The computation of net earnings per Class A and Class B ordinary share have been adjusted retroactively for all periods presented to reflect this change. As of December 31, 2014, all Class B ordinary shares were held by the Chairman of the Company.

ADS Ratio Change

        Effective November 3, 2014, the Company changed its ADS to Class A ordinary share ratio from one ADS representing two Class A ordinary shares to five ADSs representing one Class A ordinary share. The computation of net earnings per ADS have been adjusted retroactively for all periods presented to reflect this change.

Exercise of stock options

        During the years ended December 31, 2012, 2013 and 2014, 146,316, 1,905,026 and 1,883,977 Class A ordinary shares were issued respectively as a result of exercises of share options by employees and a consultant.

Vesting of shares awards

        During the years ended December 31, 2012, 2013 and 2014, nil, 476,065 and 988,723 ordinary shares were issued respectively as a result of vesting of shares awards granted to employees and a consultant.